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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 16, 2005


                  STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          Delaware                 333-120916                  30-0183252
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(STATE OR OTHER JURISDICTION       (COMMISSION              (I.R.S. EMPLOYER
      OF INCORPORATION)           FILE NUMBER)            IDENTIFICATION NO.)

383 Madison Avenue
New York, New York                                               10179
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  (ADDRESS OF PRINCIPAL EXECUTIVE                              (ZIP CODE)
             OFFICES)

Registrant's telephone number, including area code, is (212) 272-2000

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Item 8.01. OTHER EVENTS.

         On or about May 31, 2005, the Registrant will cause the issuance and sale of Bear Stearns ARM Trust 2005-4 Mortgage Pass-Through Certificates, Series 2005-4 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of May 1, 2005, between the Registrant as depositor, U.S. Bank National Association as master servicer and securities administrator, and Wells Fargo Bank, N.A., as trustee.

         In connection with the sale of the Certificates, the Registrant has been advised by Bear Stearns & Co. Inc. (Bear Stearns), that Bear Stearns has furnished to prospective investors certain information attached hereto as
Exhibit 99.1 that may be considered "MBS collateral term sheets" (as defined in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) (the "Computational Materials") with respect to the Certificates following the effective date of Registration Statement No. 333-120916 which Collateral Term Sheets are being filed as exhibits to this report.

         The Collateral Term Sheets have been provided by Bear Stearns. The information in the Collateral Term Sheets is preliminary.

         The Collateral Term Sheets were prepared by Bear Stearns at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Collateral Term Sheets may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Collateral Term Sheets may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Collateral Term Sheets may not be relevant to or appropriate for investors other than those specifically requesting them.

         In addition, the actual characteristics and performance of the mortgage loans underlying the Certificates (the "Mortgage Loans") may differ from the assumptions used in the Collateral Term Sheets, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates.



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Item 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      FINANCIAL STATEMENTS.

                  Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  Not applicable.

         (c)      EXHIBITS


                  ITEM 601(A) OF
                  REGULATION S-K
EXHIBIT NO.         EXHIBIT NO.                     DESCRIPTION
----------------  --------------     -------------------------------------------
     1                 99.1          Collateral Term Sheets -- Collateral Term
                                     Sheets (as defined in Item 5) that have
                                     been provided by the Underwriter to certain
                                     prospective purchasers of Bear Stearns ARM
                                     Trust 2005-4 Mortgage Pass-Through
                                     Certificates, Series 2005-4 (filed in paper
                                     pursuant to the automatic SEC exemption
                                     pursuant to Release 33-7427, August 7,
                                     1997)


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                          STRUCTURED ASSET MORTGAGE
                                          INVESTMENTS II INC.

                                          By:  /s/ Baron Silverstein
                                             -----------------------------------
                                          Name:    Baron Silverstein
                                          Title:   Vice President


Dated: May 16, 2005


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                                  EXHIBIT INDEX


                    ITEM 601(A) OF            SEQUENTIALLY
                    REGULATION S-K              NUMBERED
EXHIBIT NUMBER       EXHIBIT NO.               DESCRIPTION             PAGE
       1                 99.1            Collateral Term Sheets   Filed Manually
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